ACES WIRED, LLC
(A Development Stage Company)

Financial Statements

October 30, 2005 and for the Cumulative Period
From Inception (June 11, 2004)

ACES WIRED, LLC
(A Development Stage Company)

Table of Contents

Page(s)

Report of Independent Registered Public Accounting Firm	1

Balance Sheets as of October 30, 2005 and October 31, 2004	2

Statements of Operations for the Fiscal Year Ended October 30, 2005, for the period from June 11, 2004 (date of inception) to October 31, 2004 and for the cumulative period from June 11, 2004 (date of inception) to October 30, 2005	3

Statements of Changes in Members' Equity for the Fiscal Year Ended October 30, 2005 and for the period from June 11, 2004 (date of inception) to October 31, 2004	4

Statements of Cash Flows for the Fiscal Year Ended October 30, 2005, for the period from June 11, 2004 (date of inception) to October 31, 2004 and for the cumulative period from June 11, 2004 (date of inception) to October 30, 2005	5

Notes to Financial Statements	6-13

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers of
Aces Wired, LLC

We have audited the accompanying balance sheets of Aces Wired, LLC (the "Company") (a development stage company) as of October 30, 2005 and October 31, 2004, and the related statements of operations, changes in members' equity, and cash flows for the fiscal year ended October 30, 2005 and for the period from inception (June 11, 2004) through October 31, 2004 and the cumulative amounts from inception (June 11, 2004) through October 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aces Wired, LLC as of October 30, 2005 and October 31, 2004, and the results of its operations and its cash flows for the fiscal year ended October 30, 2005 and for the period from inception (June 11, 2004) through October 31, 2004 and the cumulative amounts from inception (June 11, 2004) through October 30, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Weaver and Tidwell, L.L.P.
WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
June 30, 2006

DALLAS	FORT WORTH

Three Forest Plaza	1600 West Seventh Street
12221 Merit Drive	Suite 300
Suite 1400	Fort Worth, TX 76102-2506
Dallas, Texas 75251-2280	817.332.7905
972.490.1970	F 817.429.5936
F 972.702.8321

WWW.WEAVERANDTIDWELL.COM

AN INDEPENDENT MEMBER OF BAKER TILLY INTERNATIONAL

ACES WIRED, LLC
(A Development Stage Company)

Balance Sheets

Assets

	October 30, 2005	October 31, 2004
Current assets
Cash	$35,221	$-
Accounts receivable	11,720	-
Accounts receivable-related parties	1,830
Prepaid expenses	78,449	5,964

Total current assets	127,220	5,964

Property and equipment
Leasehold improvements	-	8,211
Machinery and equipment	384,628	7,883
Software	454,850	95,000

	839,478	111,094

Less: accumulated depreciation	(152,087)	(1,186)

Property and equipment, net	687,391	109,908

Other assets
Restricted deposit	250,000	-

Total assets	$1,064,611	$115,872

Liabilities and Members' Equity

Current liabilities
Accounts payable	$97,133	$25,561

Total current liabilities	97,133	25,561

Commitments and contingencies	-	-

Members' equity
Paid-in capital	2,692,536	294,440
Deficit accumulated during development stage	(1,725,058)	(204,129)

Total members' equity	967,478	90,311

Total liabilities and members' equity	$1,064,611	$115,872

See accompanying notes to financial statements.

ACES WIRED, LLC
(A Development Stage Company)

Statements of Operations

	Fiscal Year Ended October 30, 2005	Period from Inception (June 11, 2004) through October 31, 2004	Cumulative Period from Inception (June 11, 2004) through October 30, 2005

Revenue	$31,312	$-	$31,312

Expenses

Depreciation and amortization	87,435	1,186	88,621
Management fees - related party	350,000	-	350,000
Selling, general and administrative expenses	427,945	202,943	630,888

Total expenses	865,380	204,129	1,069,509

Loss from continuing operations	(834,068)	(204,129)	(1,038,197)

Loss from discontinued operations	(686,861)	-	(686,861)

Net loss	$(1,520,929)	$(204,129)	$(1,725,058)

See accompanying notes to financial statements.

ACES WIRED, LLC
(A Development Stage Company)

Statements of Changes in Members' Equity

For the Fiscal Year Ended October 30, 2005 and for the Period from
Inception (June 11, 2004) through October 30, 2004

				Deficit
				Accumulated
				during
	Member Units		Paid-in	Development
	Voting	Nonvoting	Capital	Stage	Total

Balance, June 11, 2004	-	-	$-	$-	$-

Expenses paid by a member contributed as capital	6,500,000	-	177,382	-	177,382

Fixed assets and other contributed by a member as capital	-	-	117,058	-	117,058

Net loss	-	-	-	(204,129)	(204,129)

Balance, October 31, 2004	6,500,000	-	294,440	(204,129)	90,311

Members' contributions	-	3,500,000	1,975,000	-	1,975,000

Members' distributions	-	-	(206,952)	-	(206,952)

Expenses paid by a member contributed as capital	-	-	476,051	-	476,051

Fixed assets contributed by a member as capital	-	-	153,997	-	153,997

Net loss	-	-	-	(1,520,929)	(1,520,929)

Balance, October 30, 2005	6,500,000	3,500,000	$2,692,536	$(1,725,058)	$967,478

See accompanying notes to financial statements.

ACES WIRED, LLC
(A Development Stage Company)

Statements of Cash Flows

	Fiscal Year Ended October 30, 2005	Period from Inception (June 11, 2004) through October 31, 2004	Cumulative Period from Inception (June 11, 2004) through October 30, 2005

Cash flows from operating activities
Net loss from continuing operations	$(834,068)	$(204,129)	$(1,038,197)
Net loss from discontinued operations	(686,861)	-	(686,861)

	(1,520,929)	(204,129)	(1,725,058)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	87,435	1,186	88,621

Expenses paid by a member contributed as capital	476,051	177,382	653,433
Change in operating assets and liabilities
Accounts receivable	(11,720)	-	(11,720)
Accounts receivable - related parties	(1,830)	-	(1,830)
Prepaid expenses	(78,449)	-	(78,449)
Accounts payable	71,572	25,561	97,133

Net cash used in operating activities of continuing operations	(291,009)	-	(291,009)

Net cash used in operating activities of discontinued operations	(316,370)	-	(316,370)

Cash flows from investing activities
Purchase of property and equipment	(582,597)	-	(582,597)
Restricted deposit	(250,000)	-	(250,000)

Net cash used in investing activities	(832,597)	-	(832,597)

Net cash used in investing activities of discontinued operations	(292,851)	-	(292,851)

Cash flows from financing activities
Members' capital contributions	1,975,000	-	1,975,000
Members' distribution	(206,952)	-	(206,952)

Net cash provided by financing activities	1,768,048	-	1,768,048

Net cash provided by financing activities of discontinued operations	-	-	-

Net increase in cash	35,221	-	35,221

Cash - beginning of fiscal year	-	-	-

Cash - end of fiscal year	$35,221	$-	$35,221

Non-cash financing activities
Expenses paid by a member contributed as capital	$476,051	$177,382	$653,433

Fixed assets and other contributed by a member	$153,997	$117,058	$271,055

See accompanying notes to financial statements.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and Summary of Significant Accounting Policies

Organization

Aces Wired, LLC (the "Company"), a Texas limited liability company, was formed on June 11, 2004 by the execution of the Articles of Organization and Regulations by and between the Company and its then sole member. The Regulations were subsequently amended during July 2005 to incorporate the addition of new members resulting from the sale by its sole member of nonvoting member units. The Company has perpetual existence, but may be terminated at any time by a 60% vote of the members. The Company is engaged primarily in the development of a business for operating amusement game entertainment facilities in Texas.

The Company has been in the development stage since June 11, 2004 (inception) and as of October 30, 2005, has had limited commercial operations. The Company's primary activities since inception have been activities to develop the amusement game entertainment facilities business such as obtaining legal opinions regarding compliance with Texas law, procuring system and game development software, obtaining a bank to sponsor debit card processing and negotiating agreements.

Basis of presentation

The Company's financial statements, and the notes to financial statements, are prepared in accordance with U.S. generally accepted accounting principles.

Fiscal year

The Company uses a 52 or 53 week year and its fiscal year ends on the Sunday nearest October 31. The fiscal years for the financial statements presented consist of a 52-week period for the fiscal year 2005 and the period from inception (June 11, 2004) through October 31, 2004.

Fair value

The Company values financial instruments as required by SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." The Company's financial instruments consist of cash, accounts receivable and accounts payable. The carrying amount of cash is fair value and the carrying amount of accounts receivable and accounts payable approximate fair value on the date of each balance sheet due to the short term nature of the accounts.

Revenue recognition

Revenue from the operation of amusement game entertainment facilities is recognized and collected daily except for the revenue in El Paso, Texas which is recognized daily but not collected until 10 days after the end of the month.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and Summary
of Significant Accounting Policies (Continued)

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. At October 30, 2005, the Company had no cash equivalents.

Prepaid expenses

Prepaid expenses include a deposit with a manufacturer of amusement game equipment of $75,000 at October 30, 2005, which is recoverable against future deliveries. If the Company fails to order the total agreed upon number of units, the balance of the deposit will be forfeited. Subsequent to October 30, 2005, the Company and an affiliate ordered a sufficient number of units to recover the deposit.

Property and equipment

Property and equipment are stated at cost. Expenditures for major acquisitions and improvements are capitalized; expenditures for maintenance and repairs are charged to expense as incurred. When property and equipment are sold or retired, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations. For financial statement purposes depreciation is computed using the straight-line method over asset lives as follows:

Machinery and equipment	5 years
Software	3 years

In accordance with SFAS No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets," the Company periodically reviews the carrying amount of property and equipment for events or changes in circumstances that indicate their carrying value may not be recoverable. If impairment indicators are present and the estimated future undiscounted cash flows are less than the carrying value of the assets, the carrying values are reduced to the estimated fair value. At October 30, 2005 no impairment was required.

Other assets

Other assets include a $250,000 restricted non-interest bearing deposit with a bank as collateral for the redemption of awards.

Advertising

Advertising costs generally relate to radio, television and billboard advertisements, newspaper inserts and direct mail campaigns and are expensed in the period incurred. Advertising and promotional costs for the fiscal year ended October 30, 2005 and the period from inception (June 11, 2004) through October 31, 2004 were $20,130 and $1,529, respectively.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and Summary
of Significant Accounting Policies (Continued)

Pre-operating costs

The Company follows the guidance of Statement of Position ("SOP") 98-5, "Reporting on the Costs of Start up Activities", which requires costs associated with start up activities to be expensed as incurred.

Income taxes

The Company is treated as a partnership for Federal income tax purposes; therefore, it is not taxed. Under Subchapter K of the Internal Revenue Code, each member is taxed separately on their distributive share of the partnership's income whether or not that income is actually distributed.

Financial instruments and credit risk

Financial instruments which potentially subject the Company to credit risk include cash and trade accounts receivable. The Company maintains its cash with major domestic banks. The terms of these deposits are on demand to minimize risk, but do exceed the insured limit of $100,000 from time to time. The Company has not incurred losses related to these deposits. Trade accounts receivable consist of uncollateralized receivables from one customer located in Texas. The Company routinely assesses the financial strength of its customers, and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. During 2005, 100% of revenue from continuing operations relates to one customer.

Use of estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent assets and liabilities in the financial statements. The most significant estimates include the use of estimates for depreciation and amortization expense. Actual results could differ from those estimates.

Recently issued accounting pronouncements

In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment." This statement requires companies to measure the cost of employee services in exchange for an award of equity instruments based on a grant-date fair value of the award (with limited exceptions), and that cost must generally be recognized over the vesting period. SFAS No. 123(R) amends the original SFAS No. 123 and SFAS No. 95 that had allowed companies to choose between expensing stock options or showing pro forma disclosure only. This statement eliminates the ability to account for share-based compensation transactions using APB Opinion No. 25. The adoption of SFAS No. 123(R) becomes effective as of the beginning of the first annual reporting period that begins after June 15, 2005. The Company has no stock-based compensation plans so the Company expects the adoption of SFAS No. 123 (R) to have no impact on its financial statements.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and Summary
of Significant Accounting Policies (Continued)

Recently issued accounting pronouncements (continued)

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets - an Amendment of APES Opinion No. 26" is effective for fiscal years beginning after June 15, 2005. This statement addresses the measurement of exchange of nonmonetary assets and eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No., 29, "Accounting for Nonmonetary Transactions" and replaces it with an exception for exchanges that do not have commercial substance. The Company expects the adoption of SFAS No. 153 to have no impact on its financial statements.

In March 2005, the FASB issued Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations, "which clarifies that an entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value can be reasonably estimated even though uncertainty exists about the timing and (or) method of settlement. The Company is required to adopt Interpretation No. 47 prior to the end of the fiscal year ending October 29, 2006. The Company expects the adoption of Interpretation No. 47 to have no impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB Opinion No. 20 and FASB Statement No. 3. SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company expects the implementation of FAS No. 154 to have no impact on its financial statements.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments," an amendment of SFAS No. 133 and SFAS No. 140 which is effective for fiscal years beginning after September 15, 2006. The statement was issued to clarify the application of SFAS No. 133 to beneficial interests in securitized financial assets and to improve the consistency of accounting for similar financial instruments, regardless of the form of the instruments. The statement eliminates the exemption from applying SFAS No. 133 to interests in securitized financial assets so that similar instruments are accounted for similarly regardless of the form of the instruments. SFAS No. 155 also allows the election of fair value measurement at acquisition, at issuance, or when a previously recognized financial instrument is subject to a remeasurement event. Adoption is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company expects the adoption of SFAS No. 155 to have no impact on its financial statements.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment of SFAS No. 140 which is effective for fiscal years beginning after September 15, 2006. This statement was issued to simplify the accounting for servicing rights and to reduce the volatility that results from using different measurement attributes. The Company expects the adoption of SFAS NO. 156 to have no impact on its financial statements.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 2 -	Discontinued Operation

In March 2005, the Company initially entered the amusement game facility business by opening a Company owned stand alone facility located in Wichita Falls, Texas. The Company made the decision in July 2005, after operating the Wichita Falls facility for approximately four months, to exit from that business of operating stand alone amusement game centers. The Company subsequently relocated its amusement game equipment to El Paso, Texas in July 2005 to an existing facility owned by a third party that the Company deemed more suitable for the operation of amusement games. Management anticipates that future amusement game activities conducted by the Company will be based at existing bingo facilities.

The table below presents the revenues and expenses for the Wichita Falls, Texas facility included within loss from discontinued operation:

Fiscal Year Ended October 30, 2005

Revenue	$20,717

Operating expenses
Direct operating costs	202,502
Depreciation and amortization	63,466
General and administrative expenses	140,549
Asset impairment	301,061

Total expenses	707,578

Loss from discontinued operation	$(686,861)

The major classes of assets and liabilities of the discontinued operation included in the Company's balance sheet were as follows:

	October 30, 2005	October 31, 2004

Current assets
Prepaid expenses	$-	$5,964

Property and equipment, net	-	8,211

Total assets	$-	$14,175

Note 3 -	El Paso, Texas - Operating Agreement

In July 2005, the Company entered an Operating Agreement with Ysleta del Sur Pueblo (known as Tigua Indian Tribe), a federally recognized tribe, to provide, operate and service up to 200 game machines in El Paso, Texas. The Company will receive 50% of gross revenue less its share of promotional play. In October 2005, the agreement was revised. The Company will receive 40% of the net margin, as defined in the contract, until 50% of the cost of each machine is recovered. Then, the Company's share will decrease to 30% of the net margin. The initial term of the agreement is for one year with an automatic renewal of one year if performance clauses are met.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 4 -	Related Party Transactions

The Company has a services agreement entered into January 1, 2005 with Graves Management, Inc. ("Graves"), an affiliate, under which Graves manages the day-to-day operations of the Company (see Note 6). The Company has incurred management fees expense under this agreement of $350,000 during the fiscal year ended October 30, 2005. The agreement may be terminated by either party without penalty by giving 30 days written notice.

Note 5 -	Members' Equity

Member units

The Company has authorized 10,000,000 member units available for issuance.

On June 11, 2004, 6,500,000 voting member units were issued to the founding member upon formation of the Company.

During July 2005, 3,500,000 nonvoting member units were issued to the founding member.

During July 2005, the founding member sold 1,500,000 nonvoting member units to new members.

The founding member made payments on behalf of the Company for the $350,000 management fee with Graves. In addition, the founding member made payments on behalf of the Company for public relations, consulting, legal and general and administrative expenses totaling $476,051 and $177,382 for the fiscal year ended October 30, 2005 and the period from inception (June 11, 2004) through October 31, 2004, respectively. These amounts were recorded as expense with a corresponding amount recorded as contributed capital by a member in each of the respective years. In addition, the founding member made payments on behalf of the Company for assets, primarily property and equipment, totaling $153,997 and $117,058 for the fiscal year ended October 30, 2005 and the period from inception (June 11, 2004) through October 31, 2004, respectively. These amounts were recorded as assets with a corresponding amount recorded as contributed capital by a member in each of the respective periods.

Allocation of income and loss

The Company's net income or loss is allocated to the members' capital accounts in proportion to each member's respective ownership interest in a manner specified in the Operating Agreement.

Note 6 -	Commitments and Contingencies

In October 2004, the Company entered into a software/system development agreement for the operation and administration of amusement games. The Company is required to pay a development fee of $130,000 and a recurring management fee of 3% of the net win, as defined in the agreement. The initial term of the agreement is four years with annual renewals requiring at least 90 days written notice by the Company. On October 6, 2005, and at the end of each calendar quarter thereafter, the Company may terminate the agreement with 30 days written notice. All amounts earned under the agreement prior to termination are payable. As of October 30, 2005, the Company has incurred the $130,000 development fee, of which $65,000 is accrued.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 6 -	Commitments and Contingencies (Continued)

In October 2004, the Company entered into a software/amusement game development agreement for the development of amusement game software and titles. The Company is required to pay a development fee of $250,000 and a recurring royalty fee of 5% of the net win, as defined in the agreement. The initial term of the agreement is four years with annual renewals requiring at least 90 days written notice by the Company. On October 6, 2005 and at the end of each calendar quarter thereafter, the Company may terminate the agreement with 30 days written notice. All amounts earned under the agreement prior to termination are payable. As of October 30, 2005, the Company has paid the $250,000 development fee.

In December 2004, the Company entered into a stored value debit card processing agreement. The Company is required to pay a development fee of $70,000 as well as monthly management, transaction and other fees of approximately $4,000. The initial term of the agreement is three years from the "live date", as defined in the agreement, with annual renewals. At the end of the initial term or any renewal term, the Company may terminate the agreement with 30 days written notice and the consultant may terminate the agreement with 90 days written notice. As of October 30, 2005, the Company has paid the $70,000 development fee. In March 2006, an affiliate acquired this service provider. (See Note 7)

The Company has an administrative services agreement entered into January 1, 2005 with Graves, an affiliate, to provide, among other things but not limited to, planning, budgeting, warehousing, marketing, legal and accounting services. The agreement provides for a monthly services fee equal to $35,000 beginning January 2005. The Company incurred $350,000 of expense under this agreement during the fiscal year ended October 30, 2005, which the founding member paid on behalf of the Company. The agreement may be terminated by either party by giving 30 days written notice.

In April 2005, the Company entered into sponsorship agreement for the issuance of stored value debit cards by a bank. The Company is required to pay an initial program fee of $15,000 and a recurring minimum monthly management fee of $2,000. The Company has established and is required to maintain a $250,000 non-interest bearing reserve account in connection with this agreement. The initial term of the agreement is three years with automatic two year renewals unless either party gives the other party at least six months written notice. The bank may terminate the agreement with 30 days written notice. All amounts earned under the agreement prior to termination are payable. As of October 30, 2005, the Company has paid the $15,000 initial program fee.

Operating leases

Rental expense from continuing operations for month-to-month leases was $11,890 and $10,140 for the fiscal year ended October 30, 2005 and the period from inception (June 11, 2004) through October 31, 2004, respectively.

Litigation

From time to time, the Company is involved in legal matters incidental to its business, which on occasion may involve claims for monetary amounts, some but not all, of which would be covered by insurance. Uninsured losses, if any, that may result from such claims are not expected to have a material adverse impact on the financial statements of the Company.

ACES WIRED, LLC
(A Development Stage Company)

Notes to Financial Statements

Note 7 -	Subsequent Events

On October 31, 2005, the Company assigned the Wichita Falls lease to Graves.

In November 2005, the founding member of the Company sold 500,000 nonvoting member units in the Company to a new member.

In March 2006, the members of the Company contributed the 10,000,000 outstanding member units of the Company in exchange for a 44.995% limited partnership interest in the Goodtime Action Amusement Partners, L.P. ("GAAP LP"). Contemporaneously, the shareholders of K&B Sales, Inc. contributed their 403 outstanding common shares in K&B Sales, Inc. in exchange for a 44.995% limited partnership interest in GAAP LP. Effective October 31, 2005, the Company and K&B Sales, Inc. became wholly-owned subsidiaries of GAAP LP.

In March 2006, an affiliate acquired for internal use by the Company, intellectual property and certain other assets from a service provider through the assumption of certain liabilities totaling $900,000. The assets owned by this service provider were used to provide to the Company processing services related to a stored value debit card. The affiliate terminated all acquired customers and will not offer these services for resale.